UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

Trex Company Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Trex Way
Winchester, Virginia		22601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 540 5426300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TREX	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chris Keffer as a Director of the Company

On August 15, 2024, the Board of Directors (Board) of Trex Company, Inc. (Company) appointed Chris Keffer as a director to fill the vacancy that was reported on Form 8-K on June 7, 2023. Mr. Keffer has been determined by the Board to be an independent director. Following his appointment, the Board is comprised of ten directors, nine of whom are independent. Mr. Keffer was appointed to the class of directors whose term of office expires at the annual meeting of stockholders in 2025, and Mr. Keffer will be included among the nominees being submitted for election at such annual meeting. Mr. Keffer will serve on the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Keffer will receive compensation for service on the Board and any committees pursuant to the Company’s Amended and Restated 1999 Incentive Plan for Outside Directors (Incentive Plan for Outside Directors). The Incentive Plan for Outside Directors was amended and restated as of July 26, 2023 and filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the calendar year ended December 31, 2023.

There are no arrangements or understandings between Mr. Keffer and any other person pursuant to which he was selected as a director. There are no transactions in which Mr. Keffer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Keffer brings 30 years of leadership experience in the power tool industry, serving both the professional and consumer markets. In 2023, he was named President and Chief Executive Officer of STIHL Inc., the U.S. affiliate of the STIHL Group, the world’s top-selling brand of chainsaws. Before joining STIHL in 2022, Mr. Keffer spent 27 years at Stanley Black & Decker, most recently serving as President of Product Management and President of Power Tool Accessories Group, leading global marketing for the $6.5 billion division.

Item 9.01 Financial Statements and Exhibits.

(c) Trex Company, Inc. herewith files the following exhibits:

Exhibit Number	Description of Exhibit
99.1	Press release dated August 19, 2024, announcing Chris Keffer's appointment to the board. FILED HEREWITH

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date:	August 19, 2024	By:	/s/ Brenda K. Lovcik
Brenda K. Lovcik Senior Vice President and Chief Financial Officer